RESTRUCTURING	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
RESTRUCTURING

.	RESTRUCTURING

April 2019

On April 30, 2019, we announced two initiatives related to the acceleration of our transformation to a Device-to-Cloud IoT solutions company:
1) Consolidation of engineering resources and the transfer of certain functions to lower cost locations resulting in a significant reduction in our engineering team in Issy-Les-Moulineaux, outside of Paris, France. Following a detailed process, the majority of employees impacted by this program have been notified and the program was largely completed by the end of 2019. Our sales and customer support capability in Issy-Les-Moulineaux will remain unchanged and our teams in Toulouse and Sophia Antipolis will continue to provide key technical capability for our cloud and services offerings; and
2) Outsourcing of a select group of general and administrative transaction-based activities to a global outsourcing partner. Transition activities commenced in the third quarter of 2019 and we expect the activities to be fully transitioned by mid-2020.
These two initiatives have impacted approximately 128 positions of which 97 positions were in France. During the year ended December 31, 2019, we recorded $18.6 million in severance and $7.9 million in transitional costs related to these two initiatives. As at December 31, 2019, outstanding liability of $8.7 million relating to these initiatives is included in Accounts payable and accrued liabilities and the majority of the amount is expected to be paid by the end of June 2020.

November 2018

To accelerate our transformation to a Device-to-Cloud IoT solutions company, we initiated certain organizational structure changes during November 2018. This initiative affected 76 employees in various locations and functions within the Company.

In 2019, we continued with certain organizational structure changes within various locations and functions of the Company that we initiated during November 2018, including the realignment of our sales resources into a single sales organization to enable a unified approach to sales. During the year ended December 31, 2019, we recorded $1.5 million in severance and other related costs (2018 - $2.3 million).  As at December 31, 2019, we have incurred total costs of $3.8 million. As at December 31, 2019, there was no liability outstanding related to this initiative.

March 2018

In the first quarter of 2018, we commenced various initiatives focused on capturing synergies related to the integration of Numerex into the existing operations and efficiency gains in other areas of the business. In total, these initiatives affected 61 employees in various locations and functions within the Company. During the year ended December 31, 2019, we recorded $0.1 million in severance and other related costs associated with this initiative (2018 - $4.8 million). As at December 31, 2019, we have incurred total costs of $5.0 million related to this initiative and do not expect to incur any additional costs. As at December 31, 2019, there was no liability outstanding related to this initiative.

The following table provides the activity in the restructuring liability:

	2019	2018
Balance, beginning of period	$2,486	$540
Reclassification from long-term obligations	1,617	—
Expensed in period	28,160	7,115
Disbursements	(23,424)	(5,081)
Foreign exchange	(184)	(88)
	$8,655	$2,486

Classification:
Accounts payable and accrued liabilities (note 20)	8,655	2,486
	$8,655	$2,486

By restructuring initiative:
March 2018	$—	$842
November 2018	—	1,644
April 2019	8,655	—
	$8,655	$2,486